Exhibit 99
Remarks as prepared for delivery on September 14, 2005, by Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Registrant, at the Merrill Lynch Media and Entertainment Conference
     One of Disney’s advantages in pursuing new initiatives that utilize emerging technologies is our Company’s set of diversified, established core businesses. In aggregate, these businesses continue to deliver attractive earnings growth and substantial levels of cash flow. Provided we operate nimbly, we can successfully leverage established operations as effective launching pads for brand extensions and new businesses. In as much as we’re focused on investing capital toward new ventures, continuing to fortify the position of our established businesses and brands — the foundation of our future — remains a priority.
     In cable, strong programming remains the key determinant of our success and, in 2006, we’ll continue to focus on investing in programming across our networks. At the Disney Channel, we are investing in shows that we hope offer real franchise potential and global appeal, such as Little Einstein and Mickey’s Clubhouse.
     At ESPN, we’re investing in a way that best serves our fans and allows us to feed our growing distribution capacity while providing value for our Company. With this in mind, we just announced a new 8-year, regular-season agreement with Major League Baseball, and are continuing to support the launch of new ESPN businesses such as ESPNU and ESPN Deportes. And, at ABC Family we’ll continue to enhance our programming line up with new series in an effort to continue the progress we’ve made there on the ratings front. We think this investment will bolster the already outstanding performance of our cable networks, which continue to deliver growing levels of affiliate and ad revenues and substantial operating profit. The health of these businesses is again evident in Q4, where we’re seeing strong ad pacings at each of our cable nets and upfront sales ahead of prior year levels.
     At ABC, last season’s hugely popular new shows give us a solid platform for promoting this fall’s line-up, which we think provides a great opportunity to further bolster ABC’s primetime performance. Not surprisingly, given the performance of ABC, we’re seeing strong hold to orders for Q1 and the rest of the fiscal year. And, so far in Q4, ad sales at ABC are running ahead of prior year by high single digits.
     At our domestic parks, our 50th Anniversary Celebration is resonating with guests, and bookings remain ahead of prior year for Q4 and for next year’s Q1. While it’s still too soon to gauge the impact of Hurricane Katrina on our business, at this point we have not experienced a significant volume of cancellations. All of us may have to await further developments to get a full picture of the storm’s general economic effect, and our biggest concern must be for those affected by this disaster. Disney has made financial and in-kind contributions to help Katrina’s victims, and our thoughts are with those who have been hit by this disaster. In the meantime, we’ll continue to monitor and assess the impacts Katrina may have on our business.
     And that brings me to the studio, where current results are considerably worse than we anticipated. Our results have likely been impacted to some degree by a challenging marketplace. In the U.S. we’ve seen a 9% decline in the theatrical market year-to-date and slightly greater declines internationally. The domestic home video market as a whole appears to be roughly flat with the prior year and international home video is up somewhat in units but is softer in pricing. However, we’re seeing a shorter selling cycle — with roughly 70% of units being sold in the first two weeks, which has lead to higher returns — and more titles vying for consumer’s attention, making the market more competitive, especially for library releases.
     But in fairness, the difficult results at the studio have more to do with the performance of our titles than the marketplace as a whole. As we discussed during our last earnings call, we are releasing a larger number of Miramax titles in Q4 than we did in the prior year quarter, where Miramax results were quite strong. Thus far, these releases have not performed well. They include The Great Raid, The Brothers Grimm and Underclassman. The Touchstone title, Dark Water also did not do well at the box office. We’ve also seen weaker than expected worldwide sales for our direct-to-video titles this quarter.
     The quarter is obviously not yet over and our expectations may change somewhat, but at this point we expect that the combination of factors will result in a fourth quarter loss at the studio that could total roughly $250-$300 million.
     I mentioned at the outset that consumers have an increasing menu of choices in entertainment. That increased choice precludes taking a business as usual approach. We have to manage even more closely our production and marketing budgets. We have to adapt our marketing and release strategies to most effectively match consumer demand. Most importantly, we need to make compelling films and other products that cut through the clutter. There will always be a hit-driven aspect to this business. The studio team, which two years ago delivered our best live action slate ever, is shifting more of their production behind Disney branded films and films that have franchise potential in order to position ourselves to benefit from hits, while helping mitigate risk.
     We also do not question the value of the theatrical window. In fact, the film line-up we have for 2006 is tailor-made for the big screen. Chicken Little, our first all-CGI animated film, is not only technically great, but it’s also a terrific film that should have broad appeal. The Chronicles of Narnia: The Lion the Witch and the Wardrobe is a classic adventure, beautifully shot, featuring great special effects.
     In the summer, we add perhaps the two most highly anticipated releases of the year, the Disney/Pixar release of Cars and the first of two sequels to our biggest live-action hit of all time, Pirates of the Caribbean. These pictures offer great promise for the coming year and should do well theatrically and in subsequent release windows. But as an industry, we need to be vigilant about offering the best possible experience to consumers, because those consumers are increasingly in a position to choose.
     Before I close, let me make one additional note. As stated in our past disclosures, we continue to hold roughly $100 million in airplane leases with Delta Airlines that were originated in the early nineties. We don’t make investments of that nature anymore and haven’t for some time. However, you’ve likely read about concerns in the press regarding Delta’s financial difficulties. To the extent Delta is unable to resolve those issues, we would be faced with writing off our investment, which would obviously have a meaningful impact on our results for the quarter and the year.
     Putting aside the possible and hopefully one-off impact of items like the Delta lease, we remain confident in delivering double-digit growth in earnings for the Company overall driven by the strength of our media networks and theme parks businesses. We also expect to deliver substantial levels of free cash flow that will allow us to invest in projects to drive future growth — like those that Steve discussed — AND return value to our investors through dividends and share repurchase.
     Despite the difficulties we are encountering in the studio business, we remain confident in the strategic positioning of the company and in the company’s strong set of assets. As I mentioned at the time of our earnings call we think that our stock represents an attractive place to put our excess cash flow both from an earnings and intrinsic value standpoint, and you should expect that activity to continue going forward.
     Disney has a unique set of assets lead by the Disney and ESPN brands and businesses. Those assets, combined with investment in our creative products and processes and an aggressive approach to leveraging advances in technology should serve the company and our shareholders well into the future.”